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                                                                  EXECUTION COPY

                            SHARE PURCHASE AGREEMENT


         THIS SHARE PURCHASE AGREEMENT ("Agreement") is made as of the 13th day of November, 1998, by and among Provident American Corporation, a Pennsylvania corporation (the "Company"), and the individuals and entities named in Schedule I hereto (each, a "Purchaser," and, collectively, the "Purchasers"). The parties hereby agree as follows:

         1. Sale and Purchase of Shares.

         1.1 Sale and Purchase. Subject to the terms and conditions of this Agreement, the Company will issue and sell to the Purchasers, and the Purchasers will purchase from the Company an aggregate of eight hundred fifty-seven thousand one hundred forty-three (857,143) shares of the Company's Common Stock, par value $.10 per share (the "Shares"). The number of such Shares to be purchased by each Purchaser hereunder is set forth opposite such Purchaser's name on Schedule I.

         1.2 Certain Terms.

             (a) The term "to the Company's knowledge" or "to the knowledge of the Company," or words of similar import, shall mean the actual knowledge of an officer of the Company, and the term "to the Company's best knowledge" "to the best knowledge of the Company," or words of similar import, shall mean the actual knowledge of an officer of the Company after conducting such due diligence as may be reasonable under the circumstances, but which reasonable due diligence shall not require any investigation beyond a review of the books and records of the Company and discussions with officers, directors and employees of the Company.

           (b) The terms "combined" and "combining", when used with respect to the Company's financial statements, mean the inclusion in the financial statements of those companies which are wholly owned or controlled by the Company.

             (c) The term "Subsidiary" shall mean any corporation or company listed as a Subsidiary of the Company in Exhibit 22 to the Company's Annual Reports on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1997.

         2. Closing Date; Delivery; Use of Proceeds.

         2.1 Closing Date. Subject to the satisfaction of the terms and conditions hereof, the purchase and sale of the Shares to be purchased and sold pursuant to Section 1.1 shall be held immediately following the execution and delivery of this agreement by the parties hereto. Such time is hereinafter referred to as the "Closing" and the date of the Closing is hereinafter referred to as the "Closing Date."

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         2.2 Deliveries by the Company and the Purchasers.

             (a) Delivery by the Company. At the Closing the Company shall deliver to each Purchaser, each of the following:

                 (i) A duly executed certificate or certificates evidencing the Shares to be purchased hereunder by such Purchaser; and

                 (ii) All documents required by Section 5.1 not previously delivered to such Purchaser.

             (b) Delivery by the Purchasers. At the Closing, the Purchasers shall (i) pay to the Company, by means of wire transfer, representing immediately available funds, an amount equal to $3,000,000, representing the aggregate purchase price payable by the Purchasers for the Shares to be purchased hereunder by the Purchasers and (ii) deliver to the Company the opinion of Shartsis, Friese & Ginsburg, LLP, One Maritime Plaza, 18th Floor, San Francisco, CA 94111, counsel to Lynx Private Equity Partners I, LLC, a limited liability company formed and existing under the laws of the State of California, one of the Purchasers ("Lynx"), substantially in the form attached hereto as
Schedule 2.2(b). The portion of such aggregate purchase price for the Shares to be paid by each Purchaser is set forth opposite such Purchaser's name on
Schedule I.

         2.3 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares to be purchased hereunder by the Purchasers to purchase, directly or indirectly through an investment vehicle of the Company's choosing, $3,000,000 worth of the capital stock of HealthAxis.Com, Inc. ("HealthAxis") directly or through a wholly-owned subsidiary of the Company as part of the American Online ("AOL") funding round. Each Purchaser understands and agrees that HealthAxis may apply an amount, not to exceed $531,000, of the proceeds of the issuance and sale of its capital stock to repay advances heretofore made to it by Provident Indemnity Life Insurance Company ("PILIC"), one of the Subsidiaries of the Company, and that the balance of such proceeds will be used by HealthAxis for its general corporate business.

         3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser as follows:

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         3.1 Organization and Good Standing.

             (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and is duly qualified or authorized to do business in each jurisdiction in which it conducts business, or owns property, except where the failure so to qualify would not in the aggregate have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

             (b) Each of PILIC and Provident American Life and Health Insurance Company ("PALHIC") is an insurance company duly organized and existing under the laws of the Commonwealth of Pennsylvania.

         3.2 Capitalization.

             (a) Immediately prior to the Closing, the Company's authorized capital stock will consist of 50,000,000 shares of Common Stock, par value $.10 per share ("Voting Common Stock"), of which 10,200,735 shares will be issued and outstanding, 20,000,000 shares of Class A Common Stock, par value $.10 per share, of which no shares will be outstanding, and 20,000,000 shares of Preferred Stock, par value $1.00 per share. The Company's Preferred Stock may be issued by the Company's Board from time to time in series, and such Board is authorized to fix the number of shares in each series of Preferred Stock and to establish all designations, the relative rights (including any conversion rights), preferences and limitations of the shares in each such series, including the number of shares in such series, the dividend rate, redemption provisions, the terms and conditions applicable to any conversion privilege, amount payable on liquidation, provisions concerning the voting of the shares of such series, and generally the other rights and privileges, and any qualifications, limitations or restrictions of such rights and privileges of such series. The Company's Board of Directors has authorized the issuance of two series of Preferred Stock, the Series A Preferred Shares and Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Shares"), the relative rights (including any conversion rights), preferences and limitations of the shares in each such series of Preferred Stock are set forth in Schedule 3.2(a). The Company's Board of Directors has authorized the issuance of up to 4,500,000 Series A Preferred Shares, 580,250 of which will be issued and outstanding prior to the Closing and 426,250 Series B Preferred Shares, none of which will be issued and outstanding prior to the Closing. At the Closing, 857,143 Shares to be purchased hereunder by the Purchasers will be issued and there will be outstanding 11,057,878 shares of Voting Common Stock. At the time of the Closing, all such issued and outstanding shares of Voting Common Stock and Series A Preferred Shares will have been duly and validly authorized and issued, will be fully paid and nonassessable, and will have been issued in full compliance with all applicable laws, rules, regulations and ordinances.

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             (b) The numbers of authorized, issued and outstanding shares of capital stock of each Subsidiary are set forth on Schedule 3.2(b). All such issued and outstanding shares are duly and validly authorized and issued, fully paid and nonassessable, and were issued in full compliance with all applicable laws, rules, regulations and ordinances. The Company is the owner, beneficially and of record, of all of the issued and outstanding stock of each of the Subsidiaries, free and clear of any liens, encumbrances, pledges, security interests, restrictions, prior assignments or claims of any nature whatsoever.

             (c) Except for rights created by this Agreement or as listed on
Schedule 3.2(c), there exist no (A) outstanding options, warrants or rights to purchase or subscribe for any equity securities or other ownership interests of the Company or any of the Subsidiaries, (B) obligations of the Company or any of the Subsidiaries, whether absolute or contingent, to issue any shares of equity securities or other ownership interests, or (C) indebtedness or securities directly or indirectly convertible into any equity securities of the Company or any of the Subsidiaries. No person is entitled to any preemptive or similar right with respect to the issuance of any equity securities of the Company except for rights of the Purchasers created by this Agreement and as set forth in Schedule 3.2(c).

         3.3 Authorization. The Company has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of the Company, enforceable in accordance with its terms except (a) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or affecting creditors' rights, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers, and (b) for the limitations imposed by general principles of equity. The foregoing exceptions set forth in subsections (a) and (b) of this Section 3.3 are hereinafter referred to as the "Enforceability Exceptions."

         3.4 Consents and Approvals. Except as disclosed on Schedule 3.4, all prior consents, approvals and authorizations of any governmental or regulatory authority (domestic or foreign) or any other person (either governmental or private) required in connection with the execution and delivery by the Company of this Agreement or the consummation of the transactions contemplated hereby have been obtained, made and satisfied.

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         3.5 Financial Information.

             (a) The Company has furnished to the Purchasers an unaudited combined and combining balance sheet as of June 30, 1998, and the related unaudited statements of operations, changes in shareholders' equity and cash flows for the period ended June 30, 1998 of the Company and the Subsidiaries (the "Financials"). The Financials have been prepared from the books and records of the Company and the Subsidiaries and, to the knowledge of the Company, present fairly the combined financial condition and the combined statement of operations and retained earnings of the Company and the Subsidiaries at and as of June 30, 1998 in accordance with generally accepted accounting principles consistently applied ("GAAP") except that required footnote disclosures may be omitted.

             (b) The Company has heretofore furnished to the Purchasers audited combined and combining balance sheets of the Company as of December 31, 1995, 1996 and 1997 and the related audited statements of operations, changes in shareholders' equity and cash flows prepared in accordance with GAAP for the years ended December 31, 1995, 1996 and 1997.

             (c) The Company has heretofore furnished to the Purchasers a draft of the financial statements for the Company, PILIC and PALHIC for the period ended September 30, 1998.

         3.6 Company Reports. The Company has previously furnished to the Purchasers true and complete copies of its Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the "SEC") for each of its five fiscal years ended December 31, 1993 through 1997, as the same may have been amended, and a true and complete copy of its Quarterly Report on Form 10-Q filed with the SEC for the six months ended June 30, 1998 (the "Company Reports").

         3.7 Labor and Employment Agreements. Schedule 3.7 sets forth a complete and correct list of each employment, profit sharing, deferred compensation, bonus, pension, retainer, consulting, retirement, health, welfare, or incentive plan or contract between the Company or any Subsidiary and any senior management employee or independent consultant.


         3.8 Brokerage Fees. No person or entity is entitled to any brokerage or finder's fee or other commission from the Company or any Subsidiary in respect of this Agreement or the transactions contemplated hereby.

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         3.9 Disclosure. To the best knowledge of the Company, the information provided by the Company in this Agreement, including, without limitation, the Schedules hereto, and in any other writing pursuant hereto does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances under which they are made, not false or misleading. Copies of all documents heretofore delivered or made available by the Company to the Purchasers pursuant hereto were complete and accurate records of such documents.

         3.10 Corporate Books. The corporate minute books of the Company and each Subsidiary are complete in all material respects, each of the minutes contained therein accurately reflect the transactions that occurred at the meeting for which the minutes were taken, the meetings of directors or stockholders referred to in the minutes were duly called and held or held by telephone means or unanimous written consent, and, to the Company's best knowledge, the signatures contained on all documents in the minute books are the true signatures of the persons purporting to have signed the same.

         3.11 HealthAxis Common Shares Held By Company. The Company is the record holder and beneficial owner of 13,125,000 shares of the Common Stock, par value $.10 per share, of HealthAxis.Com, Inc. (the "HealthAxis Common Shares"), all of which have been duly authorized and issued, are fully paid and non-assessable, and are held by the Company free from any liens and encumbrances. The Purchasers are aware that HealthAxis.Com. Inc. and America Online are on the date hereof in close negotiations on an agreement pursuant to which HealthAxis.Com, Inc. will issue and sell certain shares of its capital stock to America Online. The Company has advised the Purchasers that HealthAxis.Com, Inc. is in default of the Interactive Marketing Agreement between HealthAxis.Com, Inc. and America Online dated February 1, 1998, as amended, and certain other material agreement relative to the business of HealthAxis.Com, Inc.

         4. Representations and Warranties of the Purchasers. Each Purchaser represents and warrants to the Company as follows:

         4.1 Acquisition of Securities. This Agreement is made with such Purchaser in reliance upon such Purchaser's representation to the Company, which by such Purchaser's execution of this Agreement such Purchaser hereby confirms, that the Shares to be received by such Purchaser will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, and such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

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         4.2 No Registration. Such Purchaser understands and acknowledges that the offering of the Shares pursuant to this Agreement will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any other applicable blue sky or state securities law on the grounds that the offering and sale of Shares to such Purchaser contemplated by this Agreement are exempt from registration pursuant to Section 4(2) of the Act and exempt from qualification pursuant to comparable available exceptions in various states, and that the Company's reliance upon such exemptions is predicated upon such Purchaser's representations set forth in this Agreement. Such Purchaser is purchasing the Shares to be received by such Purchaser hereunder without being furnished any offering literature, prospectus or business plan other than as specifically mentioned herein. Such Purchaser acknowledges and understands that the Shares to be received by such Purchaser hereunder must be held indefinitely unless such Shares are subsequently registered under the Act and other applicable blue sky and state securities laws or an exemption from such registration is available.

         4.3 Investment. Such Purchaser is acquiring the Shares to be received by such Purchaser hereunder for investment for its own account and not with a view to, or for resale in connection with, any distribution of such Shares. Such Purchaser understands that the Shares to be received by such Purchaser hereunder have not been registered under the Securities Act, or under any state securities or "Blue Sky" laws, and, as a result, are subject to substantial restrictions on transfer. Such Purchaser acknowledges that the Shares to be received by such Purchaser hereunder must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities or "Blue Sky" laws, or exemptions from registration under the Securities Act and such laws are available; provided, however, that by making the representation herein, such Purchaser does not agree to hold any of the Shares to be received by such Purchaser hereunder for any minimum or other specific term and reserve the right to dispose of such Shares at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities or "Blue Sky" laws. Such Purchaser confirms that in making the decision to purchase Shares to be received by such Purchaser hereunder it has relied on the Terms Sheet attached hereto as Exhibit
4.3 and has been given the opportunity to ask questions of and to receive answers from the Company concerning the information set forth in the Terms Sheet and to review financial statements of the Company, and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense as is necessary to verify the accuracy of the information furnished in the Terms Sheet.

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         4.4 Understanding. Such Purchaser understands that if the Company does not register the Shares to be received by such Purchaser hereunder with the Securities and Exchange Commission ("SEC") pursuant to Section 12 or become subject to Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or supply information pursuant to Rule 15c2-11 thereunder or if a registration statement covering such Shares (or a filing pursuant to the exemption from registration under Regulation A of the Act covering such Shares) under the Act is not in effect when it desires to sell such Shares, such Purchaser may be required to hold such Shares for an indeterminate period during which time such Shares would be subject to substantial transfer restrictions.

         4.5 High Degree of Risk. Such Purchaser understands that the Shares to be received by such Purchaser hereunder are highly speculative in nature and their purchase involves a high degree of risk. Such Purchaser confirms that it is (i) able to bear the economic risk of the investment in the Company, (ii) able to hold the Shares to be received by such Purchaser hereunder for an indefinite period of time, and (iii) can afford a complete loss of the investment.

         4.6 Authorization. Such Purchaser has full power and authority to enter into this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement is a valid and binding agreement of such Purchaser, enforceable in accordance with its terms, subject to the Enforceability Exceptions.

         4.7 Brokerage Fees. No person or entity is entitled to any brokerage or finder's fee or other commission from such Purchaser in respect of this Agreement or the transactions contemplated hereby.

         4.8 Accredited Investor. Such Purchaser and each member of Lynx is an "accredited investor" within the meaning of Section 2(a)(15) of the Securities Act.

         4.9 Consents and Approvals. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, result in a breach of any of the terms or provisions of, constitute a default (or an event which, with the giving of notice or the passage of time or both, would constitute a default) under, result in the acceleration of any indebtedness under or performance required by, result in any right of termination of, increase any amounts payable under, decrease any amounts receivable under, change any other rights pursuant to, or conflict with, any material agreement, indenture or other instrument to which such Purchaser is a party or by which any of its properties are bound, or any judgment, decree, order or award of any court, governmental body or arbitrator (domestic or foreign) applicable to such Purchaser. No consent, approval or authorization of, or declaration, filing or registration with, or payment of any material tax, fee, fine or penalty to, any governmental or regulatory authority (domestic or foreign) including the Pennsylvania Department of Insurance, or any other person (either governmental or private), is required in connection with the execution, delivery and performance of this Agreement by such Purchaser.

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         5. Conditions.

         5.1 Conditions to Closing.

             (a) Conditions to Purchaser Obligations. The obligation of each Purchaser to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived in accordance with the provisions of Section 11.1 hereof:

                 (i) Representations and Warranties Correct: Performance of Obligations. The representations and warranties made by the Company in
         Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                 (ii) Opinion of Company's Counsel. Butera Beausang Cohen & Brennan, counsel to the Company, shall have delivered an opinion addressed to the Purchasers, dated the Closing Date, substantially in the form attached hereto as Schedule 5.1(a)(ii).

                 (iii) Consents and Waivers. The Company shall have obtained any and all consents, permits, orders, approvals and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement, including all authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to the terms of this Agreement.

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                 (iv) Legal Investment. At the time of the Closing, the sale and purchase of the Shares hereunder shall be legally permitted by all laws and regulations to which the Company and the Purchasers are subject.

                 (v) Compliance Certificate. The Company shall have delivered a Certificate, executed by the Chairman and Chief Executive Officer and the Secretary of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsections (i) , (iii) and
         (iv) of this Section 5.1(a).

                 (vi) Documents. All documents and instruments incident to the transactions contemplated hereby shall be reasonably satisfactory in substance and form to the Purchasers and Purchasers' counsel.

             (b) Conditions to Company Obligations. The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company in accordance with the provisions of Section 11.1 hereof:

                 (i) Representations and Warranties Correct. The representations and warranties made by each of the Purchasers in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

                 (ii) Payments by Purchasers. The payment by the Purchasers required by Section 2.2 (b) shall have been made.

                 (iii) Opinion of Lynx's Counsel. Shartsis, Friese & Ginsburg, LLP, One Maritime Plaza, 18th Floor, San Francisco, CA 94111, counsel to Lynx, shall have delivered an opinion addressed to the Company, dated the Closing Date, substantially in the form attached hereto as
         Schedule 2.2(b).

                 (iv) Legal Investment. At the time of the closing the sale and purchase of the Shares hereunder shall be legally permitted by all laws and regulations to which the Company and the Purchasers are subject, including, without limitation, the Securities Act of 1933 and the Pennsylvania Securities Act (collectively, the "Securities Laws").

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                 (v) Information. The Purchasers will supply to the Company any and all information necessary to complete a Form D under the Securities Act of 1933 and any equivalent forms under other Securities Laws.

                 (vi) Compliance certificate. The Purchasers shall have delivered a Certificate, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsections (i) and (iv) of this Section 5.1(b).

                 (vi) Documents. All documents and instruments incident to the transactions contemplated hereby shall be reasonably satisfactory in substance and form to the Company and the Company's counsel.

         6. Affirmative Covenants of the Company. The Company hereby covenants and agrees as follows until the date at which no Purchaser is a holder of any of the Shares to be received by the Purchasers hereunder:

         6.1 Financial Information and Inspection Right. The Company will furnish the following reports to each Purchaser who is a holder of any of the Shares to be received by the Purchasers hereunder until the date at which such Purchaser is no longer a holder of any of the Shares:

             (a) within thirty (30) days after the Corporation has filed its Annual Report on Form 10-K with the Securities and Exchange Commission for a calendar year which does not end before such date, a combined balance sheet as of the end of such fiscal year and the related audited statements of operations, changes in shareholders equity and cash flows for the year then ended, of the Company and the Subsidiaries (the "Annual Financial Statements") and the auditor's management letter to the Company's Board of Directors, which financial statements shall be prepared in accordance with GAAP;

             (b) as soon as practicable after the end of each of the first three fiscal quarters, and in any event within sixty (60) days thereafter, an unaudited combined and combining balance sheet as at the end of the fiscal quarter then ended, and a related unaudited combined and combining statement of operations, changes in shareholders' equity and cash flows for the quarter then ended and for the portion of the fiscal year through such date, for the Company and the Subsidiaries including a comparison thereof to the Company's annual budget and operating plan with management's discussion and analysis of variances therefrom; and

             (c) within thirty (30) days of their filing with state insurance regulatory authorities, all Annual and Quarterly Convention Statements of the Subsidiaries which are insurance companies, prepared in accordance with statutory accounting principles consistently applied in accordance with past practices.

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         6.2 Access.

             (a) Upon reasonable notice the Company shall permit authorized representatives of any Purchaser, during normal business hours, to have reasonable access to all properties, books, records, contracts and documents of the Company and the Subsidiaries (other than such information as may be subject to attorney-client or other recognized privilege) and to discuss the business and finances of the Company or the Subsidiaries with the directors, officers and senior employees of the Company and the Subsidiaries.

             (b) Each Purchaser understands and agrees that the information, documents and instruments delivered to such Purchaser hereunder or to which such Purchaser has access are of a confidential and proprietary nature. Each Purchaser agrees that it will maintain, and Lynx agrees to take commercially reasonable efforts to cause its members to maintain, the confidentiality of all such confidential information, documents or instruments delivered to it by the Company or to which it has access, and that it will not, and Lynx will make commercially reasonable efforts to cause its members to not, disclose any of such information, documents or instruments to third parties, and Lynx will disclose such information, documents and instruments to its members so long as such parties maintain the confidentiality of such information. Each Purchaser recognizes that any breach of this Section 6.2(c) would result in irreparable harm to the Company and its Subsidiaries and that therefore the Company shall be entitled to an injunction to prohibit any such breach or anticipated breach, without the necessity of posting a bond, cash or otherwise, in addition to all other legal or equitable remedies available to the Company.

         6.3 Accounts and Records. The Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with reasonable business practices consistent with prior periods.

         6.4 Maintenance of Corporate Existence, etc. The Company shall use commercially reasonable efforts to maintain in full force and effect its corporate existence, rights and franchises.

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         6.5 Board Representation. At the Annual Meeting of the stockholders of the Company to be held following the Closing and continuing until December 31, 1999, the Company shall cause the nomination of, and support for election, as a director of the Company, Michael Ashker, and one other qualified individual to be designated by the Purchasers holding a majority of the Shares to be received by the Purchasers hereunder prior to the mailing of the Notice to Stockholders of such Annual Meeting. By acknowledging and accepting this Agreement, until December 31, 1999, Mr. Alvin Clemens agrees to vote all shares of the Company's stock entitled to vote held by him from time to time in favor of the election to membership on the Company's Board of Directors of Michael Ashker and the other person designated by the Purchasers as aforesaid.

         7. Negative Covenants of the Company.

         7.1 Negative Covenants.

             (a) Without the prior written consent of the Purchasers who are holders of any of the Shares to be received by the Purchasers hereunder, until the date at which no Purchaser is a holder of any of such Shares, the Company shall not:

                 (i) amend its Articles of Incorporation or By-Laws in any way which would affect the rights and preferences of parties then owning the Shares;

                 (ii) engage in any material transaction with any Insider which is other than on an arms length basis and/or may have a material adverse effect on the Company and the Subsidiaries, taken as a whole ("Insider" shall mean any person who is (A) an officer of the Company, (B) a director of the Company, (C) a stockholder of the Company owning 5% or more of the total number of shares of the Common Stock of the Company, or (D) or any person who bears a familial or common control relationship with a person described in (A), (B) or (C) above); or

                 (iii) authorize or issue any new or existing class of equity securities or rights to acquire such securities which would adversely affect the relative voting rights and authority of the Shares.

             (b) In the event the Company or any of its Subsidiaries shall engage in violation of the provisions of Section 7.1(a)(ii), the Company shall not thereby be deemed to be in default of its obligations hereunder unless it shall fail to take all corrective actions necessary to bring itself or the relevant Subsidiary, as the case may be, into full compliance with such provisions prior to the expiration of thirty (30) days after any Purchaser gives of written notice to the Company of the violation, such notice to contain a brief description of the violation and a reference to the 30-day cure period provided for by this paragraph (b).

         7.2 RESERVED

         8. Legends: Restrictions on Transfer.

         8.1 Legend on Securities. All certificates representing the Shares shall bear a legend to the following effect:

                 "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE CORPORATION WILL NOT TRANSFER SUCH SHARES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE CORPORATION THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN PROVISIONS OF A SHARE PURCHASE AGREEMENT DATED NOVEMBER 12, 1998 WHICH RESTRICTS THE ABILITY OF THE HOLDER HEREOF TO TRANSFER SUCH SECURITIES."

and any other legends required by applicable state blue sky or other laws.

         9. Registration Rights. Each Purchaser shall have the right to register its Registrable Securities (as hereinafter defined) in accordance with the following provisions.

         9.1 Definitions. As used in this Section 9, the following terms shall have the following meanings:

         "Business Day" shall mean any day except a Saturday, Sunday or other day on which commercial banks in the City of Norristown, Pennsylvania are authorized by law or executive order to close.

         "Commission" shall mean the Securities and Exchange Commission and any successor commission or agency having similar powers.

         "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated pursuant thereto.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotations System.

         "Registrable Securities" shall mean the Shares purchased hereunder by such Purchaser; provided, however, that such securities shall cease to be Registrable Securities if and when (A) a registration statement with respect to the disposition of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (B) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for such securities not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company, and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act, or (C) such securities shall have ceased to be outstanding.

         "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with its obligations under this Section 9, including, without limitation, all Commission and stock exchange or NASD registration and filing fees and expenses, fees and expenses of compliance with applicable state securities or "blue sky" laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered in a public offering on each securities exchange or national market system on which such securities are to be so listed and, following such initial public offering, the fees and expenses incurred in connection with the listing of such securities to be registered on each securities exchange or national market system on which such securities are listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit and "cold comfort" letters required by or incident to such performance and compliance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including the fees and expenses of any "qualified independent underwriter" required by the NASD), the reasonable fees of one counsel retained in connection with each such registration by the holders of a majority of the Registrable Securities being registered, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by holders of such Registrable Securities).

         "Rule 144 Securities" are Registrable Securities which are of a class which is registered under Section 12 of the Exchange Act and which may be publicly sold pursuant to the provisions of Rule 144 under the Securities Act.

         9.2 Immediate Registration.

             (a) Registration Statement. Within forty-five (45) days after Company's receipt of the report of the Company's independent public accountants on the review of the Company's financial statements for the Company's fiscal year ending December 31, 1998, the Company will prepare and file with the Commission a registration statement on an appropriate form under the Securities Act with respect to the Registrable Securities. The Company will use commercially reasonable efforts to cause such registration statement to become effective no later than 120 days after the Company's receipt of the report of the Company's independent public accountants on the review of the Company's financial statements for the Company's fiscal year ending December 31, 1998.

             (b) Registration Expenses. The Company shall pay all Registration Expenses in connection with the registration to which each Purchaser is entitled pursuant to this Section 9.2. However, each Purchaser shall pay, or its proceeds shall be subject to reduction for, all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Purchaser's Registrable Securities pursuant to this Section 9.2.

             (c) Effective Registration Statement. A registration pursuant to this Section 9.2 shall not be deemed to have been effected unless the registration statement relating thereto (i) has become effective under the Securities Act and any of the Registrable Securities of the Purchaser included in such registration have actually been sold thereunder, and (ii) has remained effective for a period of at least 180 days (or shorter period in which all Registrable Securities of the Purchaser included in such registration have actually been sold thereunder); provided, however, that if after any registration statement pursuant to this Section 9.2 becomes effective (i) such registration statement is subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court solely due to the actions or omissions to act of the Company and (ii) less than 70% of the Registrable Securities of the Purchaser included in such registration have been sold thereunder, such registration statement shall not be included as the registration to which such Purchaser is entitled pursuant to Section 9.2(a).

             (d) Selection of Underwriters. If the registration pursuant to this
Section 9.2 is in the form of an underwritten offering, the Company shall have the right to select the investment banker and manager or co-managers that will administer the offering, subject to the consent of the Purchasers, which consent shall not be unreasonably withheld. The Company will review and consider recommendations concerning selection of underwriters and method of distribution prepared and offered by any Purchaser.

             (e) Pro Rata Participation in Registrations. If a registration pursuant to Section 9.2 involves an underwritten offering and the managing underwriter shall advise the Company that, in its view, the number of equity securities requested to be included in such registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, the number of Registrable Securities held by the Purchasers included by the Company in such registration shall be reduced to the largest number of securities which, in the opinion of the managing underwriter, can be sold without having an adverse effect on such offering, including the price at which such securities can be sold.

         9.3 Registration Procedures. In connection with any offering of Registrable Securities registered pursuant to this Section 9, the Company shall:

             (a) Prepare, file and effect such registration with the Commission in accordance with Section 9.2 hereof; provided that before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to counsel for each Purchaser copies of all such documents proposed to be filed for said counsel's review and comment and (ii) notify the Purchasers of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

             (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90 day period referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

             (c) Furnish to each Purchaser and each underwriter, if any, of Registrable securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as a Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser.

             (d) Use commercially reasonable efforts to register or qualify such Registrable Securities under such other state securities or "blue sky" laws of such jurisdictions as any Purchaser, and underwriter, if any, of Registrable Securities covered by such registration statement reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Purchaser and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Purchaser; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 9.4(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any jurisdiction.

             (e) Use commercially reasonable efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Purchaser to consummate the disposition of such Registrable Securities.

             (f) As soon as practicable notify each Purchaser owning Registrable Securities covered by a registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which made, and the Company will promptly prepare and furnish to such Purchaser a supplement or amendment to such prospectus so that, as thereafter delivered to the purchaser of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which made.

             (g) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then be listed.

             (h) Enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as any Purchaser or the underwriters retained by such Purchaser, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

             (i) Make available for inspection by any Purchaser owning Registrable Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such Purchaser or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries (collectively, "Records"), if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its Subsidiaries' officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement.

             (j) Use commercially reasonable efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as any Purchaser owning Registrable Securities covered by such registration statement may reasonably request.

             (k) Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission.

         It shall be a condition precedent to the obligation of the Company to take any action with respect to Registrable Securities held by any Purchaser that such Purchaser shall furnish to the Company such information regarding such Registrable Securities and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

         Each Purchaser, as holder of Registrable Securities, agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 9.4(f) hereof, such Purchaser will forthwith discontinue disposition of Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 9.4(f) hereof, and, if so directed by the Company, such Purchaser will deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Purchaser's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 9.4(b) hereof shall be extended by the greater of (i) three months or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 9.4
(f) hereof to and including the date when each holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 9.4(f) hereof.

         Each Purchaser agrees, if reasonably requested by the Company's underwriter with regard to an underwritten public sale of Registrable Securities, not to sell or otherwise transfer or dispose of any Registrable Securities held by such Purchaser during the period (not to exceed one hundred eighty (180) days) following the effective date of a registration statement, provided that (i) such agreement shall only apply to the first such registration statement of the Company including Voting Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering, and (ii) all officers and directors of the Company enter into similar agreements. Such agreements shall be in writing and in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Securities subject to the foregoing restriction until the end of said period.

         9.5 Indemnification.

             (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless, to the full extent permitted by law, each Purchaser, its respective directors and officers, members, general partners, limited partners and managing directors, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls, is controlled by or is under common control with the Purchaser or any such underwriter within the meaning of the Securities Act (and directors, officers, controlling persons, members, partners and managing directors of any of the foregoing), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent will not be unreasonably withheld) to which such Purchaser, any such director or officer or member or general or limited partner or managing director or any such underwriter or controlling, controlled or commonly controlled person may become subject under the Securities Act, state securities or "blue sky" laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereof, (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which made, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration. To the extent permitted by law, the Company shall reimburse each such Purchaser, and each such director, officer, member, general partner, limited partner, managing director or underwriter and each such controlling, controlled or commonly controlled person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding, provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company for use in the preparation thereof; and, provided further, that the Company shall not be liable to any Purchaser, any person who participates as an underwriter in the offering or sale of Registrable Securities, if any, or any other person, if any, who controls such underwriter within the meaning of the Securities Act, pursuant to this Section with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented, had corrected any such misstatement or omission. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of a Purchaser or any such director, officer, member, general partner, limited partner, managing director, underwriter or any such underwriter or controlling, controlled or commonly controlled person and shall survive the transfer of such securities by such Purchaser.

             (b) Indemnification by Purchaser and Underwriters. The Company will require, as a condition to including any Registrable Securities in any registration statement filed in accordance with the provisions hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the Purchaser owning Registrable Securities covered by such registration statement or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) above) the Company and its directors, officers, controlling persons, underwriters and all other prospective sellers and their respective directors, officers, members, general and limited partners, managing directors, and their respective controlling persons with respect to any statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by such Purchaser or underwriter for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. To the extent permitted by law, such Purchaser and underwriter shall reimburse (in the same manner and to the same extent and subject to the same limitations as set forth in paragraph (a) above) the Company and its directors, officers and controlling persons for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding (as referred to in paragraph (a) above). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of such holders, underwriters or any of their respective directors, officers, members, general or limited partners, managing directors or controlling persons and shall survive the transfer of such securities by such holder, provided, however, that such Purchaser shall not be liable in the aggregate for any amounts exceeding the product of the sale price per Registrable Security and the number of Registrable Securities being sold pursuant to such registration statement or prospectus by such Purchaser.

             (c) Notice of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the indemnifying party of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the opinion of counsel, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in the opinion of counsel, a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the opinion of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as may be reasonably necessary. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

             (d) Other Indemnification. Indemnification similar to that specified in the preceding subsections of this Section (with appropriate modifications) shall be given by the Company and to each Purchaser with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

             (e) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable although applicable in accordance with its terms, the Company, each Purchaser owning Registrable Securities covered by a registration statement and the underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, such Purchaser and the underwriters, in such proportions that the underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the prospectus bears to the initial public offering price appearing thereon and the Company and such Purchasers are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. As between the Company and the Purchasers owning Registrable Securities covered by a registration statement, such parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Company, on the one hand, and such Purchasers on the other hand, from the offering of the Registrable Securities and any other securities included in such offering, and (ii) the relative fault of the Company, on the one hand, and such Purchasers, on the other, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and each of such Purchasers on the other hand, with respect to such offering shall be deemed to be in the same proportion as the sum of the total purchase price paid to the Company in respect of the Registrable Securities plus the total net proceeds from the offering of any securities included in such offering (before deducting expenses) received by the Company bears to the amount by which the total net proceeds from the offering of Registrable Securities (before deducting expenses) received by such Purchaser exceeds the purchase price paid to the Company in respect of the Registrable Securities, and in each case the net proceeds received from such offering shall be determined as set forth on the table to the cover page of the prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or such Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. Notwithstanding anything to the contrary contained herein, the Company and each Purchaser agree, that any contribution required to be made by such Purchaser pursuant to this Section 9.5(e) shall not exceed the net proceeds from the offering of Registrable Securities (before deducting expenses) received by such Purchaser with respect to such offering. For purposes of this Section, each person, if any, who controls such Purchaser or an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Purchaser or underwriter, and each director of the Company, each officer of the Company who signed the registration statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

         10. Additional Agreements.

         10.1 HealthAxis Common Shares. Prior to the earliest to occur of (a) the sale by PILIC of all of the outstanding shares of the capital stock of PALHIC to Central Reserve Life Insurance Company ("Central Reserve") following the consummation of the other related transactions described in a letter agreement dated November 11, 1998, by and among the Company, PILIC and Central Life (such sale and other transactions being referred to hereinafter in this Section 10 as the "Central Reserve Transactions") on or before March 31, 1999,
(b) the lapse of the "Exchange Right" described in Section 10.2 at the close of business on April 30, 1999, or if such April 30th is not a business day in Norristown, Pennsylvania, on the next day thereafter which is a business day in Norristown, Pennsylvania, or (c) the close of business on the date that there shall be no Shares outstanding, the Company shall not transfer or assign any of the HealthAxis Common Shares held by it on the Closing Date, and the Company shall keep and maintain such HealthAxis Common Shares free of any liens and encumbrances of any nature whatsoever other than the rights of the Purchasers hereunder.

         10.2 Exchange Right. In the event Central Reserve, PILIC and the Company shall fail to consummate the Central Reserve Transactions on or before March 31, 1999, or in the event the Company and/or Central Reserve shall make public announcement of the termination of the Central Reserve Transactions at any time prior to March 31, 1999, each Purchaser then owning any of the Shares received hereunder shall have the right (the "Exchange Right") to exchange all or part of such Shares, for that number of HealthAxis Common Shares as shall be determined by multiplying two and one-quarter (23) times the number of the Shares to be exchanged. A Purchaser may exercise its Exchange Right by (a) giving written notice to the Company on or prior to April 15, 1999, of such Purchaser's intention to exercise the Exchange Right, specifying the number of Shares to be exchanged and (b) surrendering to the Company at its principal office the certificate or certificates for the Shares to be exchanged endorsed to the Company or accompanied by duly executed instruments of transfer to the Company of the Shares to be exchanged prior to the close of business on April 30, 1999, or if such April 30th is not a business day in Norristown, Pennsylvania, on the next day thereafter which is a business day in Norristown, Pennsylvania. If and to the extent that a Purchaser shall fail or refuse to exercise the Exchange Right in respect of all or part of the Shares in the manner provided aforesaid, such Exchange Right shall lapse and be of no further force or effect after the close of business on April 30, 1999, or if such April 30th is not a business day in Norristown, Pennsylvania, on the next day thereafter which is a business day in Norristown, Pennsylvania.

                  10.3 Delivery of HealthAxis Common Shares. Upon surrender to it by a Purchaser of the certificate or certificates for the Shares to be exchanged endorsed to the Company or accompanied by duly executed instruments of transfer to the Company in connection with such Purchaser's exercise of its Exchange Right pursuant to Section 10.2, the Company shall deliver a certificate or certificates for the number of HealthAxis Common Shares to which such Purchaser is entitled, duly endorsed to the Purchaser, or order, or accompanied by duly executed instruments of transfer to such Purchaser, or order.

         11. Miscellaneous.

         11.1 Modifications, Amendments and Waivers. The Company and the Purchasers may by written agreement:

             (a) Extend the time for the performance of any of the obligations or other acts of the parties hereto;

             (b) Waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement;

             (c) Waive compliance with any of the covenants and agreements contained in this Agreement; or

             (d) Amend or supplement any of the provisions of this Agreement.

         11.2 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the internal law, and not the law pertaining to conflicts or choice of law, of the State of Pennsylvania. Each of the Company and each Purchaser hereby agrees that all actions or proceedings initiated by it and arising directly or indirectly out of this Agreement shall be litigated in the United States District Court for the Eastern District of Pennsylvania. In any such action, the Company and each Purchaser agrees that service of such Summons and Complaint or other process or papers may be made by registered or certified mail addressed to the Company and any such Purchaser, as applicable, at the address to which notices are to be sent pursuant to this Agreement. Each of the Company and each Purchaser waives, to the extent permitted by applicable law, any claim that Pennsylvania is an inconvenient forum or an improper forum based on lack of venue. Should the Company or any Purchaser, as applicable, after being so served, fail to appear or answer to any summons, complaint, process or papers so served within the number of days prescribed by law after the mailing thereof, the Company or the Purchaser, as applicable, shall be deemed in default and an order and/or judgment may be entered against the Company or such Purchaser, as applicable, as demanded or prayed for in such summons, complaint, process or papers.

         11.3 Survival and Remedies. The representations and warranties made by the Company herein shall survive the Closing, notwithstanding any investigation made by any Purchaser, until the earlier of the date on which no Shares are owned by any Purchaser. The covenants and agreements made herein shall survive the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument.

         11.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         11.5 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subject matter hereof and thereof.

         11.6 Notices. All notices and other communication required or permitted hereunder shall be effective upon receipt and shall be in writing and delivered personally, by facsimile transmission, by overnight delivery service or by certified or registered mail, postage prepaid, addressed (a) if to a Purchaser, at such Purchaser's address set forth below its name on Schedule I hereto, or at such other address as such Purchaser shall have furnished to the Company in writing, (b) if to the Company, at 2500 DeKalb Pike, Norristown, Pennsylvania 19404, attention: Alvin H. Clemens or at such other address as the Company shall have furnished to each Purchaser in writing.

         11.7 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         11.8 Expenses. At the Closing, the Company will pay all fees, expenses and disbursements incurred by the Purchasers in connection with the preparation, negotiation and execution of this Agreement, including, but not limited to, the fees, expenses and disbursements of Dunnington, Bartholow & Miller LLP, special counsel for the Purchasers. Otherwise, all parties hereto shall pay their own expenses in connection with the preparation, negotiation and execution of this Agreement.

         11.9 Titles and Subtitles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         11.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

         11.11 Construction of Agreement. None of the parties hereto or their respective counsel shall be deemed to have drafted this Agreement for purposes of construing the terms hereof. The language in all parts of this Agreement shall in all cases be construed according to its fair meaning, and not strictly for or against any party hereto.

         11.12 Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing either
(i) by unanimous written consent of the parties hereto or (ii) by any party hereto if the Closing shall not have occurred prior to the close of business on December 1, 1998.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                         THE COMPANY:

                         PROVIDENT AMERICAN CORPORATION

                         By:__________________________
                            Name:
                            Title:



                                           THE PURCHASERS:

LYNX PRIVATE EQUITY PARTNERS I, LLC         __________________
                                                James Burke

By:______________________
    Name:
    Title:
                                            ___________________
                                               Craig Gitlitz

Delaware Charter Guarantee Trust,
  as Trustee for Craig Gitlitz IRA         INTERHOTEL COMPANY, LTD.

By: _______________________                By:____________________
    Craig Gitlitz                             Name: Brad Raulston
                                              Title:


Acknowledged and agreed to
this 13th day of November, 1998

_______________________________
Alvin H. Clemens

STATE OF CALIFORNIA)
                   s.s.:
COUNTY OF          )



         On this the ____ day of November, 1998, before me, the undersigned, a Notary Public in and of the State of California, personally appeared James Burke, to me known to be the person described in and who executed the foregoing Share Purchase Agreement and duly acknowledged that he executed the same.


                                                  -------------------------
                                                        NOTARY PUBLIC


STATE OF NEW YORK )
                  s.s.:
COUNTY OF NASSAU  )



         On this the ____ day of November, 1998, before me, the undersigned, a Notary Public in and of the State of New York, personally appeared Craig Gitlitz, to me known to be the person described in and who executed the foregoing Share Purchase Agreement and duly acknowledged that he executed the same.

                                                   -------------------------
                                                         NOTARY PUBLIC

                                   Schedule I
                                       to
                            Share Purchase Agreement



           Name and Address
                  of
              Purchaser                       Number of Shares
           ----------------                   ----------------


Lynx Private Equity Partners I, LLC
2601 Fair Oaks Blvd., Suite 150
Sacramento, CA 95864                              250,000


James Burke
7297 Chevron Way
Dixon, CA 95620                                   207,143


Craig Gitlitz
141 Firestone Circle
Roslyn, NY 11576                                   34,571


Delaware Charter Guarantee Trust,
   as Trustee for Craig Gitlitz IRA
c/o Spencer Clark
505 Park Ave.. Rm.404
New York, NY 10022                                  8,286


Interhotel Company, Ltd.                          357,143